Before you invest, you may want to review the Caldwell & Orkin-Gator Capital Long/Short Fund’s (the “Fund”) prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://gatorcapital.com/mutual-funds/gator-capitallong-short-fund/. You can also get this information at no cost by calling (800) 467-7903 or by contacting your financial intermediary. The Fund’s prospectus and statement of additional information, each dated August 26, 2022, along with the Fund’s most recent annual report dated April 30, 2022, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

Investment Objective

The Fund’s investment objective is to provide long-term capital growth with a short-term focus on capital preservation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Redemption fee
(as a percentage of amount redeemed within 90 days of purchase, if applicable)		2.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management fees		1.00%
Distribution (12b-1) expenses		None
Other Expenses (includes Administrative, Interest and Dividend expenses listed below):
Administrative expenses	1.31%
Interest Expense on Short Sales of Securities	0.50%
Dividend Expense on Short Sales of Securities	0.57%
Total Other Expenses		2.38%
Acquired Fund Fees and Expenses		0.02%
Total Annual Fund Operating Expenses		3.40%
Fee Waivers and Expense Reimbursements[2]		(0.31)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements		3.09%[1]

[1]	The Total Annual Fund Operating Expenses do not correlate to the ratio of total expenses provided in the Financial Highlights table for the period ended April 30, 2022, as the Financial Highlights table does not include Acquired Fund Fees and Expenses.

[2]	Gator Capital Management, LLC has agreed to reimburse the Fund through August 30, 2023, to the extent necessary to prevent the Fund’s annual ordinary operating expenses (excluding taxes, expenses related to the execution of portfolio transactions and the investment activities of the Fund such as, for example, interest, dividend expenses on securities sold short, brokerage commissions and fees and expenses charged to the Fund by any investment company in which the Fund invests and extraordinary charges such as litigation costs) from exceeding 2.00% of the Fund’s average net assets.

Summary Prospectus | August 26, 2022	1

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same, and the expense reduction/reimbursement remains in place for the contractual period only.

Although your actual costs may be
higher or lower, based on these
assumptions your costs would be:	1 year	3 years	5 years	10 years
	$312	$1,016	$1,743	$3,664

Portfolio Turnover

The Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 55% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Gator Capital Management, LLC’s (“Gator,” the “Manager” or “We”) philosophy in managing the Fund is to focus on risk as well as return. Our principal investment strategy involves active asset allocation among long, short and cash positions in an effort to mitigate market risk (the risk of broad market declines), while employing fundamental and technical analysis in an effort to mitigate stock selection risk (the risk that particular equities underperform due to company-specific issues).

We generally divide the Fund’s portfolio among three broad categories of assets:

●	Long Portfolio – The Long Portfolio is comprised of securities (primarily common stocks and exchange-traded funds (“ETFs”)) that we believe will increase in price. We select individual equities of companies that we believe will appreciate, and ETFs that track the performance of markets, market sectors or industries that we believe in. When we are “bullish” (when we believe the overall equity markets will rise), we generally increase the size of the Long Portfolio relative to the size of the overall Fund portfolio.

2	1-800-467-7903 | https://gatorcapital.com/mutual-funds/gator-capital-long-short-fund

●	Short Portfolio – The Short Portfolio is comprised of securities (primarily common stocks and ETFs) that we have borrowed and sold short because we believe they will decrease in price, since the Fund makes money on a short position whose price decreases by an aggregate amount greater than the trading fees, taxes, and other expenses associated with the transaction before it is closed. We generally sell securities short to manage or hedge our exposure to perceived market risk, preserve capital and potentially profit during a falling stock market and/or make money when we think a particular security’s price will decline. To this end, we take short positions in stocks of companies that we believe are overvalued or otherwise face issues that will cause their prices to fall, and ETFs that track markets, market sectors or industries that we believe will decline. When we are “bearish” (when we believe the overall equity markets will fall), we generally increase the size of the Short Portfolio relative to the size of the overall Fund portfolio.

●	Cash/Bond Portfolio – The Cash/Bond Portfolio includes cash, cash equivalents (e.g. money market funds and/or U.S. treasury notes) and bonds (i.e., corporate or government bonds), although we generally emphasize cash and cash equivalents over bonds.

We typically allocate the Fund’s assets by and among our Portfolio “sleeves” by targeting a net exposure to the market that may vary between 100% net long and 60% net short depending on our assessment of market risk and our current portfolio. To achieve the target exposure, we typically invest between 30% and 100% of the Fund’s net assets in common stocks and ETFs, and between 0% and 30% in cash, money market investments or fixed income securities. We may also hold cash for margin coverage purposes.

When selecting securities for our Long and Short Portfolios, we employ a flexible investment style based on fundamental analysis, while also considering technical factors.

●	How do we pick positions for the Long Portfolio? We select our individual long stock positions by identifying companies that we believe are experiencing positive changes that may lead to a rise in their stock prices. Factors considered may include: acceleration of earnings and/or profits; positive changes in management personnel or structure; new product developments; and/or positive changes in variables that indicate strengthening in a company’s industry.

●	How do we pick positions for the Short Portfolio? We select our individual short positions by identifying companies that we believe are experiencing negative changes that may cause their stock prices to fall. We evaluate factors similar to those evaluated for our long positions. Factors considered may include: deceleration of earnings, profits or acceleration of losses; negative changes in management personnel or structure or failure to address management problems; new product developments by a company’s competitors; and/or negative changes in variables that indicate weakening in a company’s industry.

●	How do we pick positions for the Cash/Bond Portfolio? We primarily invest this Portfolio sleeve in money market and cash-equivalent investments, such as U.S. government-backed securities, or agency securities. However, we may also invest in municipal or corporate bonds of issuers that we believe offer the opportunity for income at an appropriate level of risk. In this regard, we may invest in corporate bonds of any maturity, rating or quality.

Summary Prospectus | August 26, 2022	3

In selecting investments, we may invest in companies of any size. We may also invest in securities that are issued by foreign issuers, including, without limitation, those in emerging markets. Foreign investments may be made through direct investments on foreign exchanges or through American Depository Receipts or other securities that give the owner rights in equities issued by foreign issuers. While the Fund may invest in companies in any sector and the Fund does not concentrate its investments in any industry or group of industries, the Fund may from time to time invest a significant portion of its assets in issuers within the financial or real estate sectors, or in technology companies that service, in particular, financial and/or real estate industry companies. Such investments may include, without limitation, investments in banks and other depository institutions, insurance firms, credit and payment processing companies, investment banks and investment advisory firms, real estate investment trusts (REITs), real estate brokers, developers and lenders, companies with substantial real estate holdings (which may include, without limitation, companies whose businesses focus on lumber, hospitality, entertainment or other areas, but own substantial real estate related to their business focus) and companies in the information technology industries that are primarily engaged in providing products or services to the types of companies listed above.

In managing the Fund for risk as well as return, our goal is to make money over a full market cycle, which includes both bull market (rising) and bear market (falling) cycles, but with less volatility.

Principal Risks of Investing in the Fund

An investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal invested. The principal risks of investing in the Fund are:

●	Business Risk – A particular set of circumstances may affect a particular industry or certain companies within the industry, while having little or no impact on other industries or other companies within the industry.

●	Money Market Instruments Risk – The Fund may invest in money market instruments, including U.S. government obligations or corporate debt obligations (including those subject to repurchase agreements), Banker’s Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper, repurchase and reverse purchase agreements, and Variable Amount Demand Master Notes (“Master Notes”). These instruments, while generally considered cash-equivalents, are nevertheless subject to risk of default by the counterparty, risk of depreciation in the market and risk of loss of value if, for example, the issuer’s credit rating is downgraded or other circumstances develop that raise questions regarding the ability of the issuer to meet its obligations under the instrument.

●	Credit Risk – Bond issuers who are experiencing difficult economic circumstances, either because of a general economic downturn or individual circumstances, may be unable to make interest or principal payments on their bonds when due. These sorts of “credit risks,” reflected in the credit ratings assigned to bond issues by companies like Moody’s Investors Service, Inc. (“Moody’s”) or S&P Global Ratings (“S&P Global”), may cause the price of an issuer’s bond to decline and may affect liquidity for the security.

4	1-800-467-7903 | https://gatorcapital.com/mutual-funds/gator-capital-long-short-fund

●	Emerging Markets Risk – Investments in securities that are tied economically to emerging market and less developed countries are subject to all of the risks of investments in foreign securities, generally to a greater extent than in developed markets, among other risks. Investments in securities that are tied economically to emerging markets involve greater risk from economic, regulatory, and political systems that typically are less developed, and are likely to be less stable, than those in more developed countries. In addition, as a result of less robust regulatory requirements (which, among other things, may not require uniform accounting, auditing and financial reporting, or have corporate governance practices and requirements comparable to those applicable to domestic companies), there is generally less publicly available information about emerging markets securities than is available about securities of domestic companies. Companies in these markets also face risks associated with new and changing government regulation. Emerging markets are generally more susceptible to governmental interference, local taxes being imposed on international investments, restrictions on gaining access to sales proceeds, and less efficient trading markets. The purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. The risks of nationalization, expropriation or other confiscation of assets of non-U.S. issuers are also greater in emerging and less developed countries. Emerging market and less developed countries may also have economies that are less diverse and may be predominantly based on only a few industries, dependent on revenues from particular commodities and/or heavily reliant on exports that may be severely affected by global economic downturns. As a result of these risks, investments in securities tied economically to emerging markets tend to be more volatile than investments in securities of developed countries. The Fund considers “emerging markets” generally to include those included in the MSCI Emerging Markets index or the FTSE Emerging Markets stock index.

●	Equity Securities Risk – An equity security can fluctuate in price based upon many different factors, including among others, changes in the issuing company’s financial condition or prospects, or changes in market or economic conditions affecting a company’s industry generally. Equity security prices also fluctuate based on investors’ perceptions of a security’s value, regardless of the accuracy of those perceptions.

●	Financial Sector Risk – To the extent that the Fund makes significant investments within the financial sector, the Fund will be more susceptible to factors adversely affecting issuers within that sector than would a fund investing in a more diversified portfolio of securities. In general, financial sector companies may be more regulated than companies in other sectors and, as a result, their businesses and prices of their securities are particularly sensitive to changes in legislation or government regulations. In addition, entities in the industries within this sector are particularly vulnerable to certain factors affecting the industries as a whole, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, price and service competition, and evolving technological changes, which some companies may be unable to adapt to as quickly, efficiently or effectively as others.

Summary Prospectus | August 26, 2022	5

●	Interest Rate Risk – The price of a bond or other fixed income security is dependent upon interest rates. Therefore, the share price and total return of fixed income securities will vary in response to changes in interest rates. Falling short-term interest rates may also cause income from short-term money market instruments in which the Fund is invested to decline. Increases in interest rates may also lower the present value of a company’s future earnings stream and affect the price of its equity securities. There is presently uncertainty as to the pace at which interest rates may change. This risk may be heightened given the likelihood of increases in those interest rates in the future as the Federal Reserve continues to increase the federal funds rate after a period of historically low rates.

●	Investments in other investment companies – The Fund may invest in shares of other management investment companies, including, but not limited to, mutual funds and ETFs, subject to the limitations and requirements of the Investment Company Act of 1940, as amended (the “1940 Act”) and subject to such investments being consistent with the overall objective and policies of the Fund. To the extent that the Fund invests in securities of other investment companies, the Fund is subject to the performance and risks of such other investment companies and will bear indirectly its proportionate share of the advisory fees and other expenses of such investment companies.

●	Management Risk – The Fund is subject to management risk because it is an actively managed investment portfolio. The Manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. Due to the active management of the Fund by the Manager, the Fund could underperform its benchmark index or other funds with similar investment objectives and strategies. The Manager’s method of security selection may not be successful. In addition, the Manager may select investments that fail to perform as anticipated.

●	Market Risk – Securities markets are volatile and prices of all securities may decline when markets decline generally. Accordingly, the price of and the income generated by the Fund’s securities may decline in response to, among other things, adverse changes in investor sentiment, general economic and market conditions, regional or global instability, interest rate fluctuations or other factors that may cause the securities markets to decline generally. Certain market events could cause turbulence in financial markets, and reduced liquidity in equity, credit and fixed income markets, which may negatively affect many issuers domestically and around the world. During periods of market volatility, security prices (including securities held by the Fund) could change drastically and rapidly and, therefore, adversely affect the Fund.

6	1-800-467-7903 | https://gatorcapital.com/mutual-funds/gator-capital-long-short-fund

●	Political Risk – Political risk describes a broad category of risks related to government action and public sentiment, including, but not limited to, the risk that government will intervene to seize business assets or regulate business activity more heavily and that private citizens will decide not to buy goods or services from a business due to real or perceived differences between the political views of the private citizens on one side and the business or the business managers on the other.

●	Real Estate Securities Risk – To the extent the Fund invests in companies in the real estate sector, such as REITs, real estate brokers, real estate developers, real estate lenders and companies with substantial real estate holdings, the Fund is subject to risks associated with the real estate market as a whole such as taxation, government regulations, and economic and political factors that negatively impact the real estate market. Similarly, the Fund’s investments in the real estate sector will be subject to risks related to property values, including unexpected downturns in commercial or residential real estate markets, overbuilding, interest rates and availability (or lack of availability) of capital.

●	Sector Risk – The Fund may, at times, be more heavily invested in certain sectors, which may cause the value of the Fund to be more sensitive to risks that specifically affect those sectors and may cause the Fund’s share price to fluctuate more widely than the shares of a mutual fund that invests in a broader range of industries.

●	Short Sale Risk – A short position is established by selling borrowed shares and attempting to buy them back at a lower price in the future. If the market value of the shares sold short increase in value, a loss will be experienced on the transaction, and such loss, in theory, is unlimited as the market value of the of shares sold short could increase in value infinitely. Regardless of the underlying fundamentals of the company whose shares are sold short by the Manager, in a rising market, the Fund may lose value on its short sales as shares increase in value along with the general market.

●	Small and Mid-Cap Securities Risk – Investing in the securities of small and mid-cap companies generally involves greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that small and mid-cap companies may have limited product lines, operating history, markets or financial resources and their securities may therefore be more volatile than securities of larger, more established companies or market averages in general. In addition, the market for small and mid-cap securities may be more limited and less liquid than the market for larger companies.

Summary Prospectus | August 26, 2022	7

Risk/Return Bar Chart and Table

Prior to November 1, 2017, the Fund was managed by C&O Funds Advisor, Inc. As of November 1, 2017, Gator, which is unaffiliated with the prior manager, took over as investment adviser to the Fund. The following performance information provides some indication of the risks of investing in the Fund. The bar chart below illustrates how the Fund’s total returns have varied from year to year. The table below illustrates how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indicator of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at https://gatorcapital.com/mutual-funds/gator-capital-long-short-fund/ or by calling the Fund toll-free at (800) 467-7903.

Annual Total Returns for Years Ended December 31

Best Quarter (in the last ten years): 4th quarter 2020, 31.51%

Worst Quarter (in the last ten years): 1st quarter 2020, (37.67)%

The Fund’s calendar year-to-date return as of June 30, 2022 was (13.30)%.

8	1-800-467-7903 | https://gatorcapital.com/mutual-funds/gator-capital-long-short-fund

Average Annual Total Returns
(for the periods ended December 31, 2021)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (IRAs). In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher (more favorable) than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder.

Caldwell & Orkin – Gator Capital Long/Short Fund	1 Year	5 Years	10 Years
Return Before Taxes	27.17%	8.38%	5.54%
Return After Taxes on Distributions	27.17%	8.38%	5.25%
Return After Taxes on Distributions and Sale of Fund Shares	16.08%	6.61%	4.32%
S&P 500® Total Return Index (reflects no deduction for fees, expenses or taxes)	28.71%	18.47%	16.55%
Eurekahedge Long Short Equities Hedge Fund Index (reflects no deduction for fees, expenses or taxes)	10.22%	9.59%	8.55%

The S&P 500® Total Return Index is a capitalization-weighted, unmanaged index of 500 large U.S. companies chosen for market capitalization, liquidity and industry group representation and includes reinvested dividends. You cannot invest directly in an index.

The Eurekahedge Long Short Equities Hedge Fund Index (“Eurekahedge Index”) is an unmanaged index comprised of long/short equity hedge funds. According to its sponsor, Eurekahedge Pte. Ltd., the Eurekahedge Index is an equally weighted index of 895 constituent funds designed to provide a broad measure of the performance of underlying hedge fund managers. The returns of the Eurekahedge Index do not include sales charges or fees, which would lower performance. You cannot invest directly in an index.

Management

Investment Adviser

Gator Capital Management, LLC is the investment adviser for the Fund. Mr. Derek Pilecki is the President and Chief Investment Officer of the Manager and has been a portfolio manager of the Fund since November 1, 2017. Mr. Christopher Pilecki is a Trader and Quantitative Analyst at the Manager, and he has served as the co-portfolio manager of the Fund since May 2018. Mr. Derek Pilecki and Mr. Christopher Pilecki are jointly responsible for the day-to-day management of the Fund’s portfolio.

Summary Prospectus | August 26, 2022	9

Purchase and Sale of Fund Shares

Your purchase of Fund shares is subject to the following minimum investment amounts:

	Minimum Investment	Minimum Subsequent
Type of Account	to Open an Account	Investments
Regular Account	$5,000	$100
Individual Retirement Account (IRA),
Uniform Gift to Minors Act (UGMA)
Account, or other Tax Deferred
Account	$5,000	$100

Note that some broker-dealers may impose different minimums.

You generally may redeem shares of the Fund on any day the New York Stock Exchange (the “NYSE”) is open for trading by telephone at (800) 467-7903 for amounts up to $50,000, or by regular mail at Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246-0707, or by a systematic withdrawal plan (must be multiples of $100). Systematic withdrawal plans can be put in place to redeem shares bi-monthly, monthly, quarterly, semi-annually or annually.

Tax Information

The Fund’s distributions will generally be taxable to you as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Financial Intermediary Compensation

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

10	1-800-467-7903 | https://gatorcapital.com/mutual-funds/gator-capital-long-short-fund

Intentionally Left Blank